OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2010
Estimated average burden
hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)      (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:      (212) 632-6000

Date of fiscal year end:      12/31

Date of reporting period:    12/31/08

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT
Lazard Global Total
Return & Income
Fund, Inc.
Annual Report
D E C E M B E R   3 1 ,   2 0 0 8

Lazard Global Total Return & Income Fund, Inc.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Stockholder,

We are pleased to present this annual report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the year ended December 31, 2008. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

The Fund has been in operation for more than four-and-a-half years. In 2008, the Fund’s Net Asset Value (“NAV”) performance has defended well versus the benchmark in a period of extraordinary global market weakness. We are similarly pleased with LGI’s favorable NAV return since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2008)

For the fourth quarter of 2008, the Fund’s NAV decreased 21.4%, outperforming the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”) loss of 21.8%. Similarly, for the full year 2008, the Fund’s NAV has fallen 35.3%, defending very well versus the Index’s loss of 40.7%. The Fund’s since inception annualized NAV return of 1.5% has also comfortably outpaced the Index, which has declined by 1.2% in this time period. Shares of LGI ended the year with a market price of $11.83, representing a 18.9% discount to the Fund’s NAV of $14.58.

The Fund’s net assets were $140.0 million as of December 31, 2008, with total leveraged assets of $157.6 million, representing a much-reduced 11.2% leverage rate (down from 28.8% at the end of the third quarter).

We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s defensive NAV performance in 2008 and favorable performance since inception. The Fund’s defensive characteristics and positioning enabled it to deliver strong relative performance with both security selection and sector allocation having significant positive effects. In particular, an underweight exposure to the materials sector, and good stock selection in the financials and information technology sectors added value. Furthermore, the smaller, short-duration1 emerging market currency and debt portion of the Fund produced only moderately negative performance this year (down less than 5%) despite a challenging global market environment. This portfolio has been a meaningful positive contributor to performance for the Fund since inception.

As of December 31, 2008, 86.6% of the Fund’s total leveraged assets consisted of global equities and 12.5% consisted of emerging market currency and debt instruments, while the remaining 0.9% consisted of cash and other net assets.

Declaration of Dividends

Pursuant to LGI’s managed distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock each month since inception. In addition, the Fund has also made additional required distributions of accumulated income and net realized capital gains. The cumulative distributions for the year ended December 31, 2008 totaled $1.43 per share.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(86.6% of total leveraged assets)

The Fund’s global equity portfolio seeks to invest primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of New York Mellon, a

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

U.S. based company that provides financial products and services for institutions and individuals worldwide; Nokia Corp., a Finland-based manufacturer of mobile telephones; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of December 31, 2008, 41.2% of these stocks were based in North America, 29.1% were based in Continental Europe (not including the United Kingdom), 19.6% were from the United Kingdom, 7.3% were from Japan, and 2.8% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, were financials (20.4%), which includes banks, insurance companies, and financial services companies, and health care (18.7%), a sector that encompasses industries involved in providing health care equipment, services, and technology. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, information technology, materials, and telecommunication services. The average dividend yield on the global equity portfolio was approximately 3.8% as of December 31, 2008.

Global Equity Markets Review
The relative resilience of world stock markets in the face of the global credit crisis finally and dramatically collapsed in the last quarter of 2008. Despite the successful passing of the Troubled Assets Relief Program (“TARP”) through the U.S. Congress at the second attempt in early October, global equity markets subsequently plummeted on fears that the U.S. and European banking systems were poised to collapse. The U.K. government responded through the state purchase of stakes in troubled British banks to shore up their damaged capital bases. This historic course of action was soon replicated by the U.S. government as it went to the rescue of ailing U.S. financial institutions, some of which were subject to bankruptcy fears based upon substantial exposure to credit-related losses. Other significant developments in this dramatic quarter included a precipitous decline in commodity prices on the back of widespread fears of a global economic downturn. Oil plunged from $101 per barrel at the start of the period to under $40 per barrel by the end of the year, while metals prices also collapsed. Emerging markets sold off heavily following the plunge in commodity prices and the scramble by investors to reduce their exposure to risky assets. During the flight from risk, government bonds became the safe haven of choice, pushing U.S. Treasury bond yields to incredibly low levels. In the currency markets, both the U.S. dollar and Japanese yen appreciated substantially.

What Helped and What Hurt LGI
The Fund produced strong relative performance during the rough market conditions, with both sector exposures and stock selection making positive contributions. Our underweight exposure to banks added value, and our stock selection in the health care sector also proved beneficial. Both Swiss health care stocks, such as Roche and Novartis, and U.S. health care stocks, such as Wyeth, were sources of positive attribution as the market favored their defensive qualities during the market turmoil. The Fund’s positive relative showing in the energy sector owed much to owning European integrated oil companies such as Eni and Total, both of which avoided the bulk of the sell-off in stocks despite the plunging oil price. Despite a strong performance by U.K. mobile phone company Vodafone Group, which showed a renewed focus on cash generation, the telecom services sector was a source of negative attribution. Not owning a number of stocks, such as AT&T and Verizon Communications, detracted from relative returns as the sector’s defensive qualities led it to outperform the wider market. Our overweight exposure to technology hardware companies also detracted from performance within the information technology sector, but it was more than offset by stock selection in the sub-sector.

Emerging Market Currency and Debt Portfolio
(12.5% of total leveraged assets)

The Fund also seeks enhanced income through investments in, primarily, high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of December 31, 2008, this portfolio consisted of sovereign debt obligations (101.1%), structured notes (31.4%), and a net-hedged position in forward currency contracts (-32.5%). The average duration of the emerging market currency and debt portfolio rose significantly to approximately 2.5 years, as of December 31, with an

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

average yield of 11.7%.2 During the fourth quarter, as risk aversion and global U.S. dollar demand spiraled upwards, we significantly reduced the Fund’s exposure to the short duration currency and debt portfolio (from which the Fund’s leverage is derived), by allowing staggered positions to roll off upon maturity.

Emerging Market Currency and Debt Market Review
The emerging local markets were affected by several real economy-related developments, along with other factors like exodus of capital and risk aversion. First, a complete lack of risk appetite permeated the markets, resulting in worsening of price action and liquidity, and leading to a seizure in interbank lending, which in turn exacerbated the credit crunch. With the bankruptcy of an important counterparty in the interbank market like Lehman, counterparty fears rose steeply. This led to the drying up of cross border transactions and U.S. dollar scarcity in several countries. This meant that onshore dollar rates rose rapidly, further weakening the corresponding local currencies. Furthermore, there was a sell off in emerging markets assets. While some of the price action was driven by the worsening global outlook, emerging markets suffered due to perception-related issues as well. There was no clear focus on fundamentals or country specific impact, but a broad bracketing of all emerging markets as purely commodity-driven or trade-dependent economies. For example, the Philippines, an oil and rice importer, saw its currency depreciate markedly in the first half of the year as these two commodities rallied sharply, and continued to see it decline even when these commodities gave back all their year-to-date gains. India, an oil importer where trade accounts for only 40% of GDP, was treated similarly to Malaysia, an oil exporter with trade equal to 160% of GDP. Finally, the disappearance of several market makers due to default or acquisition, and uncertainty surrounding several global banks meant trading volume fell sharply.

What Helped and What Hurt LGI
The currency and debt portfolio’s duration increased as we added exposure to bonds, which continued to perform well, despite currency weakness as growth slowed and inflation risks abated. The portfolio’s performance is primarily derived from two sources of return: yield and currency. During the fourth quarter, losses by emerging markets currencies were near ubiquitous, and the rapid pace of emerging markets currency depreciation overwhelmed even the substantial rise in short-term yields. The aggregate emerging markets interest rate on the Fund’s positions spiked sharply in October, cresting in the mid-twenties, before settling in to end the year near 12%. We took advantage of market dislocations via country, currency, and security selection to opportunistically extend duration into the market panic. Despite an indiscriminate sell-off in emerging markets currencies, selective country diversification played a key role in limiting losses. We maintained exposure, albeit at reduced levels, to countries with limited external vulnerabilities, closed economies that do not rely on exports as a significant percentage of GDP, sustainable external surplus nations with credible central bank leadership, and markets that are not heavily penetrated by whimsical foreign portfolio capital or a leveraged investor base. In the converse, we sought to avoid exposure to open economies exposed to the cyclical global slowdown, highly indebted countries, and countries in which foreign positions were heavily invested.

During October the pace of currency moves was not compensated by yields. Poland, Russia, Turkey and Indonesia accounted for more than half of the portfolio’s quarterly loss. While the portfolio sustained steep losses in October and another negative month in November, certain credit indicators began to reflect an easing of historically tight conditions by December, though dislocations remained.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index*

LGI at Market Price	$8,614
LGI at Net Asset Value	10,719
MSCI World Index	9,445

Average Annual Total Returns* Periods Ended December 31, 2008

	One Year	Since Inception**

Market Price	(44.43)%	(3.14)%

Net Asset Value	(35.33)	1.50

MSCI World Index	(40.71)	(1.21)

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings December 31, 2008

Security	Value	Percentage of Net Assets

Microsoft Corp.	$6,345,216	4.5%

Johnson & Johnson	6,240,269	4.5

Diageo PLC Sponsored ADR	5,736,414	4.1

Exxon Mobil Corp.	5,620,032	4.0

International Business Machines Corp.	4,940,192	3.5

JPMorgan Chase & Co.	4,694,691	3.4

BP PLC Sponsored ADR	4,538,454	3.2

Novartis AG ADR	3,926,064	2.8

Vodafone Group PLC Sponsored ADR	3,918,593	2.8

Singapore Telecommunications, Ltd. ADR	3,880,590	2.8

Portfolio Holdings Presented by Sector December 31, 2008

Sector	Percentage of Total Investments

Consumer Discretionary	2.3%

Consumer Staples	10.8

Emerging Markets Debt Obligations	15.2

Energy	12.8

Financials	17.7

Health Care	15.7

Industrials	3.4

Information Technology	12.8

Materials	1.6

Telecommunication Services	7.2

Short-Term Investments	0.5

Total Investments	100.0%

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
December 31, 2008

Description	Shares	Value

Common Stocks—97.5%

Finland—2.1%
Nokia Corp. Sponsored ADR	192,800	$3,007,680

France—8.2%
GDF Suez Sponsored ADR	75,981	3,757,261
Sanofi-Aventis ADR	105,200	3,383,232
Societe Generale Sponsored ADR	72,000	748,800
Total SA Sponsored ADR	64,000	3,539,200

Total France		11,428,493

Ireland—1.8%
CRH PLC Sponsored ADR	98,300	2,558,749

Italy—1.2%
Eni SpA Sponsored ADR	36,350	1,738,257

Japan—7.2%
Canon, Inc. Sponsored ADR	44,700	1,403,580
Hoya Corp. Sponsored ADR	73,500	1,275,225
Mitsubishi UFJ Financial Group, Inc. ADR	528,000	3,278,880
Nomura Holdings, Inc. ADR	332,600	2,777,210
Sumitomo Mitsui Financial Group, Inc. ADR	321,200	1,294,436

Total Japan		10,029,331

Netherlands—2.5%
Heineken NV ADR	225,600	3,462,960

Singapore—2.8%
Singapore Telecommunications, Ltd. ADR	217,400	3,880,590

Sweden—0.7%
Telefonaktiebolaget LM Ericsson Sponsored ADR	123,800	966,878

Switzerland—11.8%
Credit Suisse Group AG Sponsored ADR	73,400	2,074,284
Nestle SA Sponsored ADR	86,000	3,414,200
Novartis AG ADR	78,900	3,926,064
Roche Holding AG Sponsored ADR	46,200	3,536,610
UBS AG (a)	107,587	1,538,494
Zurich Financial Services AG ADR	92,500	2,021,125

Total Switzerland		16,510,777

United Kingdom—19.1%
Barclays PLC Sponsored ADR	82,328	806,814
BP PLC Sponsored ADR	97,100	4,538,454
Cadbury PLC Sponsored ADR	72,128	2,572,806
Diageo PLC Sponsored ADR (c)	101,100	5,736,414
GlaxoSmithKline PLC Sponsored ADR	80,200	2,989,054

Description	Shares	Value

HSBC Holdings PLC Sponsored ADR	76,300	$3,713,521
Tesco PLC Sponsored ADR	153,200	2,428,220
Vodafone Group PLC Sponsored ADR	191,712	3,918,593

Total United Kingdom		26,703,876

United States—40.1%
Bank of America Corp.	138,200	1,945,856
Bank of New York Mellon Corp.	103,600	2,934,988
Bristol-Myers Squibb Co.	92,600	2,152,950
Cisco Systems, Inc. (a)	220,400	3,592,520
ConocoPhillips	32,900	1,704,220
Exxon Mobil Corp.	70,400	5,620,032
General Electric Co.	116,300	1,884,060
International Business Machines Corp.	58,700	4,940,192
Johnson & Johnson (c)	104,300	6,240,269
JPMorgan Chase & Co. (c)	148,896	4,694,691
Microsoft Corp.	326,400	6,345,216
Oracle Corp. (a)	184,300	3,267,639
The Home Depot, Inc.	165,500	3,809,810
United Technologies Corp.	68,900	3,693,040
Wyeth	88,900	3,334,639

Total United States		56,160,122

Total Common Stocks
(Identified cost $171,379,607)		136,447,713

Description	Principal Amount (000) (d)	Value

Foreign Government Obligations—12.9%

Brazil—1.4%
Brazil NTN-F:
10.00%, 07/01/10	2,641	1,102,959
10.00%, 01/01/12	2,000	842,179

Total Brazil		1,945,138

Ghana—0.3%
Ghanaian Government Bonds:
13.50%, 03/30/10	420	278,116
14.00%, 03/07/11	310	187,047

Total Ghana		465,163

Hungary—2.1%
Hungarian Government Bonds:
6.00%, 10/12/11	81,400	389,041
7.25%, 06/12/12	451,400	2,202,563
5.50%, 02/12/14	87,700	393,211

Total Hungary		2,984,815

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2008

Description	Principal Amount (000) (d)	Value

Israel—1.4%
Israel Government Bonds:
7.00%, 04/29/11	2,145	$627,266
5.00%, 03/31/13	4,492	1,268,783

Total Israel		1,896,049

Mexico—1.6%
Mexican Bonos:
9.00%, 12/20/12	13,145	993,053
7.75%, 12/14/17	17,000	1,210,261

Total Mexico		2,203,314

Peru—1.4%
Peru Bono Soberano,
12.25%, 08/10/11	5,584	1,994,197

Poland—2.0%
Polish Government Bonds:
6.00%, 05/24/09	7,328	2,472,504
6.25%, 10/24/15	879	309,268

Total Poland		2,781,772

Turkey—2.5%
Turkish Government Bonds:
0.00%, 10/07/09	1,617	930,464
14.00%, 01/19/11	3,375	2,090,379
10.00%, 02/15/12	704	415,265

Total Turkey		3,436,108

Uganda—0.2%
Uganda Government Bond,
10.00%, 04/01/10	676,000	323,794

Total Foreign Government Obligations
(Identified cost $20,093,679)		18,030,350

Structured Notes—4.4%
Brazil—2.5%
Citigroup Funding, Inc. Brazil
Inflation-Indexed Currency and Credit Linked Unsecured Notes NTN-B:
7.90%, 05/18/09 (e)	927	1,046,841

Description	Principal Amount (000) (d)	Value

8.00%, 08/17/10 (e)	1,029	$1,173,489
8.45%, 05/18/15:
Series LTCLN0335 (e)	989	1,036,011
Series LTCLN0948 (e)	365	324,616

Total Brazil		3,580,957

Colombia—1.9%
Citigroup Funding, Inc. Colombia TES Credit Linked Unsecured Note,
10.65%, 04/27/12 (e)	397	451,849
JPMorgan Chase & Co. Colombian
Peso Linked Notes:
13.48%, 11/14/10 (e)	1,200	1,001,160
14.83%, 03/05/15 (e)	1,638	1,184,438

Total Colombia		2,637,447

Total Structured Notes
(Identified cost $6,533,383)	.	6,218,404

Corporate Bond—0.7%
United States—0.7%
JPMorgan Chase & Co.,
22.00%, 06/20/11
(Identified cost $1,668,107) (e)	40,000	937,154

Supranationals—0.4%
Zambia—0.4%
European Investment Bank,
12.25%, 02/26/10
(Identified cost $829,229)	3,050,000	576,033

Time Deposit—0.6%
State Street Euro Dollar Time Deposit,
0.01%, 01/02/09
(Identified cost $861,000)	$861	861,000

Total Investments—116.5%
(Identified cost $201,365,005) (b)		$163,070,654

Liabilities in Excess of Cash and Other Assets—(16.5)%		(23,045,072)

Net Assets—100.0%		$140,025,582

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2008

Forward Currency Purchase Contracts open at December 31, 2008:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	01/15/09	1,579,290	$610,000	$674,538	$64,538	$—
CLP	01/20/09	604,296,000	924,000	944,708	20,708	—
CLP	02/17/09	285,138,000	434,331	442,937	8,606	—
CNY	06/24/09	13,508,603	2,094,000	1,946,456	—	147,544
CNY	09/08/09	2,953,900	436,000	424,780	—	11,220
EUR	01/12/09	2,036,000	2,588,368	2,829,247	240,879	—
EUR	01/20/09	555,000	704,295	770,956	66,661	—
EUR	01/20/09	426,000	605,910	591,761	—	14,149
EUR	01/20/09	511,061	715,000	709,920	—	5,080
EUR	02/02/09	542,000	688,611	752,457	63,846	—
GHC	01/15/09	338,231	275,365	263,061	—	12,304
GHC	01/20/09	703,000	567,622	544,926	—	22,696
GHC	09/22/09	420,000	285,036	313,258	28,222	—
IDR	06/19/09	8,392,200,000	710,000	726,978	16,978	—
INR	01/12/09	70,739,260	1,403,000	1,450,821	47,821	—
INR	01/30/09	43,944,150	907,000	899,461	—	7,539
INR	02/26/09	68,376,360	1,378,000	1,396,335	18,335	—
MXN	01/05/09	8,520,390	628,000	615,257	—	12,743
MXN	01/05/09	8,057,031	594,790	581,798	—	12,992
NGN	01/08/09	54,948,000	456,000	392,357	—	63,643
PEN	03/03/09	2,749,120	968,000	868,404	—	99,596
PEN	03/11/09	1,596,335	533,000	503,789	—	29,211
PEN	03/11/09	2,371,808	757,282	748,522	—	8,760
PLN	02/09/09	1,439,000	474,291	483,547	9,256	—
PLN	02/09/09	1,647,148	556,676	553,490	—	3,186
PLN	03/23/09	2,619,606	902,659	876,691	—	25,968
RUB	01/13/09	20,598,160	712,000	665,425	—	46,575
RUB	03/16/09	11,377,905	462,000	340,391	—	121,609
TRY	06/23/09	3,781,700	2,656,808	2,306,863	—	349,945
TZS	01/05/09	648,733,000	494,801	491,792	—	3,009
TZS	02/05/09	682,048,000	513,397	513,209	—	188
TZS	03/23/09	215,690,000	162,662	160,202	—	2,460
UAH	03/16/09	902,160	168,000	112,592	—	55,408
UGX	01/05/09	391,482,000	234,000	200,919	—	33,081
UGX	01/27/09	988,457,000	513,674	500,569	—	13,105
UGX	02/05/09	1,025,390,000	520,001	516,989	—	3,012
UGX	04/02/09	980,873,000	564,801	482,596	—	82,205
UGX	04/03/09	627,082,500	363,000	308,375	—	54,625
ZMK	01/06/09	1,550,000,000	310,000	322,313	12,313	—
ZMK	01/12/09	1,332,204,570	321,000	276,220	—	44,780

Total Forward Currency Purchase Contracts			$29,193,380	$28,504,910	$598,163	$1,286,633

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
December 31, 2008

Forward Currency Sale Contracts open at December 31, 2008:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	01/15/09	6,206,274	$2,622,000	$2,650,792	$—	$28,792
CNY	06/24/09	1,088,875	155,000	156,896	—	1,896
COP	01/30/09	987,900,000	445,000	437,539	7,461	—
COP	02/13/09	694,668,000	312,000	306,918	5,082	—
COP	02/27/09	131,260,000	55,454	57,846	—	2,392
COP	02/27/09	3,293,053,000	1,649,000	1,451,249	197,751	—
COP	02/27/09	1,098,236,000	463,000	483,993	—	20,993
EUR	01/20/09	6,335,876	8,831,260	8,801,227	30,033	—
EUR	02/09/09	372,460	474,291	516,955	—	42,664
EUR	02/09/09	401,000	556,676	556,567	109	—
EUR	03/23/09	627,000	902,659	869,283	33,376	—
HUF	01/12/09	538,929,200	2,588,368	2,814,478	—	226,110
ILS	01/08/09	1,326,274	332,000	351,098	—	19,098
ILS	01/20/09	1,244,387	324,000	329,245	—	5,245
ILS	01/26/09	3,104,000	803,562	821,051	—	17,489
ILS	02/17/09	1,618,085	415,000	427,716	—	12,716
MXN	01/05/09	16,577,421	1,281,000	1,197,055	83,945	—
MXN	01/30/09	5,137,476	376,000	367,716	8,284	—
PEN	01/26/09	1,384,020	440,000	439,324	676	—
PEN	01/29/09	1,384,856	440,000	439,374	626	—
PEN	02/26/09	1,865,196	591,000	589,552	1,448	—
PEN	03/03/09	2,749,120	869,975	868,404	1,571	—
PEN	03/11/09	5,895,995	1,881,000	1,860,724	20,276	—
PLN	01/20/09	2,067,098	704,295	696,301	7,994	—
PLN	02/02/09	2,049,844	688,611	689,345	—	734
RUB	01/13/09	28,389,040	983,000	917,111	65,889	—
RUB	01/21/09	19,823,900	685,000	631,843	53,157	—
RUB	03/16/09	11,377,905	433,940	340,391	93,549	—
TRY	01/15/09	666,797	419,000	429,812	—	10,812
TRY	01/15/09	427,680	270,000	275,679	—	5,679
TRY	01/15/09	332,201	215,087	214,135	952	—
TRY	05/13/09	1,493,250	905,000	923,531	—	18,531
TRY	06/23/09	630,700	371,000	384,731	—	13,731
TRY	06/23/09	3,611,274	2,139,000	2,202,902	—	63,902
TZS	01/05/09	648,733,000	491,464	491,792	—	328
UGX	01/05/09	391,482,000	200,760	200,919	—	159
ZMK	01/06/09	707,165,000	145,000	147,051	—	2,051
ZMK	01/06/09	661,500,000	135,000	137,555	—	2,555
ZMK	01/06/09	181,335,000	37,078	37,707	—	629

Total Forward Currency Sale Contracts			$35,631,480	$35,515,807	612,179	496,506

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$1,210,342	$1,783,139

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
December 31, 2008

(a)	Non-income producing security.
(b)

For federal income tax purposes, the aggregate cost was $201,676,354, aggregate gross unrealized appreciation was $8,248,519, aggregate gross unrealized depreciation was $46,854,219, and the net unrealized depreciation was $38,605,700.

(c)	Segregated security for forward currency contracts.
(d)	Principal amount denominated in respective country’s currency unless otherwise specified.
(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2008, these securities amounted to 5.1% of net assets and are not considered to be liquid.

Structured Notes — Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of December 31, 2008.
Corporate Bond — Variable rate security. Principal amount denominated in Russian Ruble. Interest rate shown reflects current rate as of December 31, 2008.

Security Abbreviations:
ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
TES	—	Titulos de Tesoreria

Currency Abbreviations:
BRL	—	Brazilian Real	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	NGN	—	Nigerian Naira
CNY	—	Chinese Renminbi	PEN	—	Peruvian New Sol
COP	—	Colombian Peso	PLN	—	Polish Zloty
EUR	—	Euro	RUB	—	Russian Ruble
GHC	—	Ghanaian Cedi	TRY	—	New Turkish Lira
HUF	—	Hungarian Forint	TZS	—	Tanzanian Shilling
IDR	—	Indonesian Rupiah	UAH	—	Ukranian Hryvnia
ILS	—	Israeli Shekel	UGX	—	Ugandan Shilling
INR	—	Indian Rupee	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Industry
Alcohol & Tobacco	6.6%
Banking	12.0
Computer Software	6.9
Drugs	13.8
Energy Integrated	12.2
Financial Services	6.4
Food & Beverages	4.3
Gas Utilities	2.7
Housing	1.8
Insurance	1.4
Manufacturing	4.0
Medical Products	4.5
Retail	4.5
Semiconductors & Components	1.9
Technology	3.5
Technology Hardware	5.4
Telecommunications	5.6

Subtotal	97.5
Corporate Bond.	0.7
Foreign Government Obligations	12.9
Structured Notes	4.4
Supranationals	0.4
Time Deposit	0.6

Total Investments	116.5%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 2008

ASSETS
Investments in securities, at value (cost $201,365,005)	$163,070,654
Cash	653
Foreign currency, at value (cost $463,676)	458,023
Dividends and interest receivable	1,388,669
Gross unrealized appreciation on forward currency contracts	1,210,342

Total assets	166,128,341

LIABILITIES
Payables for:
Management fees	113,769
Accrued directors’ fees	624
Line of credit outstanding	24,050,000
Gross unrealized depreciation on forward currency contracts	1,783,139
Other accrued expenses and payables	155,227

Total liabilities	26,102,759

Net assets	$140,025,582

NET ASSETS
Paid in capital	$182,418,212
Distributions in excess of net investment income	(3,175,241)
Accumulated net realized loss	(305,696)
Net unrealized depreciation on:
Investments	(38,294,351)
Foreign currency and forward currency contracts	(617,342)

Net assets	$140,025,582

Shares of common stock outstanding*	9,605,237
Net assets per share of common stock	$14.58
Market value per share	$11.83

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2008

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $277,587)	$6,222,244
Interest	3,609,351
Income from securities loaned, net	39,098

Total investment income	9,870,693

Expenses:
Management fees (Note 3)	2,249,844
Custodian fees	136,910
Professional services	118,371
Administration fees	81,337
Shareholders’ reports	76,818
Shareholders’ services	43,572
Shareholders’ meeting	29,643
Directors’ fees and expenses	11,153
Other	57,562

Total gross expenses before interest expense	2,805,210
Interest expense	748,814

Total expenses	3,554,024

Net investment income	6,316,669

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments (net of foreign capital gains taxes of $23,025)	3,019,449
Foreign currency and forward currency contracts	117,035

Total net realized gain on investments, foreign currency and forward currency contracts	3,136,484

Net change in unrealized depreciation on:
Investments	(87,301,635)
Foreign currency and forward currency contracts	(2,545,526)

Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(89,847,161)

Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(86,710,677)

Net decrease in net assets resulting from operations	$(80,394,008)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2008	Year Ended December 31, 2007

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$6,316,669	$4,001,292
Net realized gain on investments, foreign currency and forward currency contracts	3,136,484	10,486,744
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(89,847,161)	7,319,241

Net increase (decrease) in net assets resulting from operations	(80,394,008)	21,807,277

Distributions to Stockholders:
From net investment income	(9,896,419)	(11,009,523)
From net realized gains	(3,151,478)	(4,946,697)
From return of capital	(657,815)	—

Net decrease in net assets resulting from distributions	(13,705,712)	(15,956,220)

Total increase (decrease) in net assets	(94,099,720)	5,851,057
Net assets at beginning of year	234,125,302	228,274,245

Net assets at end of year*	$140,025,582	$234,125,302

* Includes distributions in excess of net investment income of	$(3,175,241)	$(160,412)

Transactions in Capital Shares:
Common shares outstanding at beginning of year	9,605,237	9,605,237

Common shares outstanding at end of year	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Cash Flows
For the Year Ended December 31, 2008

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net decrease in net assets from operations	$(80,394,008)
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities
Increase in interest and dividends receivable	(381,942)
Accretion of bond discount and amortization of bond premium	(1,380,737)
Decrease in other accrued expenses and payables	(234,749)
Net realized gain on investments and foreign currency transactions	(3,136,484)
Net change in unrealized depreciation of investments and foreign currency denominated assets and liabilities	89,847,161
Purchase of long-term investments	(57,075,114)
Proceeds from disposition of long-term investments	67,257,352
Purchase of short-term investments, net	(102,000)
Effect of exchange rate on cash	24,628
Realized currency gain on foreign currency contracts	29,296

Net cash provided in operating activities	14,453,403

Cash flows from financing activities:
Cash distribution paid	(13,705,712)
Decrease in line of credit balance	(350,000)

Net cash used in financing activities	(14,055,712)

Net increase in cash and foreign currency	397,691

Cash and foreign currency:
Beginning balance	60,985

Ending balance	$458,676

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$818,314

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period:

					For the Period
	Year Ended				4/28/04* to
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$24.37	$23.77	$21.10	$21.72	$19.06 (a)

Income (loss) from investment operations:
Net investment income	0.66	0.42	0.40	0.23	0.18
Net realized and unrealized gain (loss)	(9.02)	1.84	4.61	0.40	3.11

Total from investment operations	(8.36)	2.26	5.01	0.63	3.29

Less distributions from:
Net investment income	(1.03)	(1.15)	(1.12)	(1.25)	(0.63)
Net realized gains	(0.33)	(0.51)	(1.22)	—	—
Return of capital	(0.07)	—	—	—	—

Total distributions	(1.43)	(1.66)	(2.34)	(1.25)	(0.63)

Net asset value, end of period	$14.58	$24.37	$23.77	$21.10	$21.72

Market value, end of period	$11.83	$23.34	$22.58	$18.56	$19.37

Total Return based upon:
Net asset value (b)	(35.33)%	9.74%	24.46%	3.18%	17.67%
Market value (b)	(44.43)%	11.35%	35.64%	2.38%	0.26%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$140,026	$234,125	$228,274	$202,667	$208,581
Ratios to average net assets:
Net expenses (c)	1.83%	1.58%	1.50%	1.63%	1.57%
Gross expenses (c)	1.83%	1.58%	1.51%	1.63%	1.57%
Gross expenses excluding interest expense (c)	1.45%	1.42%	1.43%	1.51%	1.49%
Net investment income (c)	3.26%	1.71%	1.76%	1.12%	1.40%
Portfolio turnover rate	25%	28%	38%	18%	7%

*	Commencement of operations.

(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.

(b)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements
December 31, 2008

1. Organization

Lazard Global Total Return & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Securities Lending—The Fund may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At December 31, 2008, there were no securities out on loan.

(e) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2008

currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s Common shares and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common shares. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(f) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(g) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(h) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2008, the Fund had no unused realized capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the Fund elected to defer currency

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2008

losses of $2,922,626 arising between November 1, 2008 and December 31, 2008.

The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

(i) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to approval and oversight of the Fund’s Board of Directors. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2005, the Investment Manager, on behalf of itself and the Fund, filed an exemptive application with the Securities and Exchange Commission (the “SEC”), amended in July 2007, seeking an order under the Act facilitating the implementation of a dividend policy that may include multiple long-term capital gains distributions (“Managed Dividend Policy”). There is no assurance that exemptive relief will ultimately be granted. If the Investment Manager, on behalf of itself and the Fund, receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, if, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the differences would be distributed from the Fund’s assets and would constitute a return of capital.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	2008	2007

Ordinary Income	$10,245,363	$11,116,141
Long-Term Capital Gain	2,802,534	4,840,079
Return of Capital	657,815	—

Total	$13,705,712	$15,956,220

At December 31, 2008, the components of distributable earnings on a tax basis were $0 of undistributed ordinary income, $0 of undistributed long-term capital gain and $39,470,004 of net unrealized depreciation.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2008

Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy, consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Morgan Stanley Capital International (MSCI®) World® Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement.”

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2008

interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board of Directors and held in connection with delegated Fund business. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2008 were $55,763,009 and $65,947,585, respectively.

For the year ended December 31, 2008, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $40 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $40 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the

Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2008, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$27,643,169	$30,150,000	2.65%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (concluded)
December 31, 2008

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2008.

Level	Investments in Securities	Other Financial Instruments*

Level 1	$136,447,713	$—
Level 2	17,260,214	(572,797)
Level 3	9,362,727	—

Total	$163,070,654	$(572,797)

*	Other financial instruments are derivative instruments such as forward contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities

Balance as of 12/31/07	$6,486,430
Accrued discounts/premiums	24,346
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	(2,906,109)
Net purchases (sales)	5,758,060
Net transfers in and/or out of Level 3	—

Balance as of 12/31/08	$9,362,727

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$(2,906,109)

10. Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of

FASB Statement No. 133 (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. Management is currently assessing the impact that SFAS 161 will have on the Fund’s financial statements and related disclosures upon adoption.

On September 12, 2008, Statement of Financial Accounting Standards No. 133-1, Disclosures about Credit Derivatives and Certain Guarantees (“SFAS 133-1”) was issued and is effective for fiscal years ending after November 15, 2008. SFAS 133-1 requires a seller of credit derivatives, including credit derivatives embedded in hybrid instruments, to provide certain disclosures for each credit derivative (or group of similar credit derivatives) presented on the Statement of Assets and Liabilities. There was no material impact on the Fund’s financial statements.

On October 10, 2008, FASB issued FASB Staff Position (FSP) 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active (“FSP 157-3”), in response to the deterioration of the credit markets. This FSP provides guidance clarifying how SFAS 157 should be applied when valuing securities in markets that are not active. The guidance provides an illustrative example that applies the objectives and framework of SFAS 157, utilizing management’s internal cash flow and discount rate assumptions when relevant observable data does not exist. It further clarifies how observable market information and market quotes should be considered when measuring fair value in an inactive market. It reaffirms the notion of fair value as an exit price as of the measurement date and that fair value analysis is a transactional process and should not be broadly applied to a group of assets. FSP 157-3 is effective upon issuance including prior periods for which financial statements have not been issued. FSP 157-3 did not have a material effect on the fair value of the Fund’s assets.

Lazard Global Total Return & Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Lazard Global Total Return & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard Global Total Return & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Global Total Return & Income Fund, Inc. as of December 31, 2008, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2009

Lazard Global Total Return & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 24, 2008, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	two Class III Directors (Ashish Bhutani and Richard Reiss, Jr.), each to serve for a three-year term expiring at the 2011 Annual Meeting and until his successor is duly elected and qualified.

Director	For	Withhold Authority

Ashish Bhutani	8,812,049	319,463
Richard Reiss, Jr.	8,577,781	553,731

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the

Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Board of Directors:
Class I — Directors with Term Expiring in 2009

Independent Directors:

Leon M. Pollack (68)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (61)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director(3):

Charles Carroll (48)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2010

Independent Directors:

Kenneth S. Davidson (63)	Director (February 2004)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridge-hampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (46)	Director (February 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by Ameri-can Beacon; Trustee, College Retirement Equities Fund; Trustee, TIAA-CREF Funds and TIAA-CREF Life Funds, and Member of the Management Committee of TIAA Separate Account VA-I

Lester Z. Lieberman (78)	Director (February 2004)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2011

Independent Director:

Richard Reiss, Jr. (64)	Director (February 2004)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director(3):

Ashish Bhutani (48)	Director (July 2005)	Chief Executive Officer of the Investment Manager

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (36)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (50)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (46)	Chief Compliance Officer and Assistant Secretary	Director and Chief Compliance Officer of the Investment Manager

Cesar A. Trelles (34)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer became an officer in February 2004, except Mr. Trelles became an officer in December 2004 and Mr. Simon became Chief Compliance Officer in January 2009. Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Global Total Return & Income Fund, Inc.
Other Information
(unaudited)

Tax Information
Year Ended December 31, 2008

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2008:

Of the dividends paid by the Fund, 64.35% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2008 1099-DIV.

Of the dividends paid by the Fund, 19.45% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund had $265,382 of designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 20, 2008 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosures in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http:// www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http:// www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board of Directors held on November 3, 2008, the Board considered the approval, for an additional annual period, of the Management Agreement. The Directors who are not interested persons (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 20 portfolios comprises approximately $8 billion of the approximately $100 billion of total assets under the management of the Investment Manager and its global affiliates). The representatives of the Investment Manager noted that the Investment Manager provides significant benefits to the Fund through substantial investment in the Investment Manager’s global investment advisory business, including technology and operational support and significant marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, business reputation, financial condition and experience. The Directors were provided with the Fund’s market price performance and market discount to net asset value and distributions.

The Directors considered the various services provided by the Investment Manager to the Fund and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund, including fund accounting and administration and assistance in meeting legal and regu-

Lazard Global Total Return & Income Fund, Inc.
Other Information (continued)
(unaudited)

latory requirements. The Directors also considered the Investment Manager’s administrative, accounting and compliance infrastructure and agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and accepted management’s assertion that such services are greater than those typically provided to an $8 billion fund complex.

Comparative Performance and Advisory Fees and Expense Ratios

The Directors reviewed the relative performance and advisory fees and expense ratio for the Fund, including comparative information through September 30, 2008 prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

The Directors noted that the Fund’s total return performance (based on net asset value) generally was at or above the median of its Lipper comparison group (“Group”) and Lipper category (“Category”). The Directors also discussed the advisory fees and current expense ratio for the Fund, and it was noted that they ranked below the median range of the Group and Category. The Directors, however, noted that no funds in the Group or Category pursued a strategy similar to that of the Fund’s strategy of investing in global equity securities and in forward currency contracts. They also were advised that the Investment Manager did not manage any other accounts using the Fund’s investment strategy.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets1, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, included the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons

1	Capitalized terms used in the section without definition have the respective meanings ascribed to them in the Fund’s prospectus and shareholder reports.

Lazard Global Total Return & Income Fund, Inc.
Other Information (concluded)
(unaudited)

therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for the Fund concerning the expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Management Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager for the calendar year ending December 31, 2008 and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from managing the Fund. The Investment Manager’s representatives stated that the Investment Manager’s broker-dealer affiliate is not currently used for brokerage purposes and that the Investment Manager did not benefit from money flow (float) in connection with transactions in the Fund’s shares. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter.

It was noted that the profitability percentage for the Fund was within ranges determined by relevant court cases not to be so disproportionately large that it bore no reasonable relationship to the services rendered and, given the overall service levels, was thought not to be excessive, and the Board concurred with this analysis.

The Directors considered the Investment Manager’s profitability (projected for the 2008 calendar year) with respect to the Fund as part of their evaluation of whether the Fund’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Investment Manager representatives noted that profitability levels had been relatively stable in recent years. The Directors evaluated the costs of the services provided and profits realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances. It was noted that a discussion of economies of scale should be predicated on increasing assets and that because the Fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets. The Directors also considered potential benefits to the Investment Manager and its affiliates from the Investment Manager acting as investment adviser to the Fund.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services associated with a $100 billion global asset management business.

•	The Board was generally satisfied with the Fund’s overall performance.

•

The Board concluded that the Fund’s fee paid to the Investment Manager was reasonable in light of the services provided, comparative advisory fee and expense ratio information, costs of the services provided and profits realized and other benefits derived by the Investment Manager from the relationship with the Fund.

•

The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement was in the best interests of the Fund and its stockholders.

[This page intentionally left blank]

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Common Stock of Lazard Global Total Return & Income Fund, Inc.

Lazard Asset Management LLC

30 Rockefeller Plaza

www.LazardNet.com

New York, NY 10112-6300

ITEM 2. CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman, Mr. Solmson and Ms. Eckl are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in 2007 and $60,000 in 2008.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliates which required pre-approval of the Audit Committee were $0.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,180 in 2007 and $6,375 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

The aggregate fees billed for the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.

(d) All Other Fees. The aggregate fees billed for the Reporting Periods for products and services provided by the Auditor, other than the services reported above, were $0.

The aggregate fees billed for the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported above, which required pre-approval by the Audit Committee were $0.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. There were no services provided by the Auditor that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $885,500 in 2007 and $945,875 in 2008.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an "interested person" (as defined in the Investment Company Act of 1940) of the Registrant ("Independent Directors"):

Lester Z. Lieberman, Audit Committee Chairman
Kenneth S. Davidson
Nancy A. Eckl
Leon M. Pollack
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. INVESTMENTS

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

     The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard's proxy voting policy and guidelines (the "Voting Guidelines") that provide as follows:

  Lazard votes proxies in the best interests of its clients.

  Unless Lazard's Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

  To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

  Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

     The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

  vote as recommended by management in routine election or re-election of directors;

  favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

  vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant's portfolio:

James Donald is responsible for allocation of the Registrant's assets between Global Equity Investments and Currency Investments (each, as defined in the notes to the Registrant's annual report to shareholders contained in Item 1) and overall management of the Registrant's portfolio. Global Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a Portfolio Manager/Analyst and serves as head of the emerging markets group. Before joining Lazard in 1996, Mr. Donald worked at Mercury Asset Management ("Mercury"), which he joined in 1985. At Mercury, he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. At Mercury, between 1990 and 1996, Mr. Donald served as Vice President and Treasurer for The United Kingdom Fund and The Europe Fund. Mr. Donald is a Chartered Financial Analyst ("CFA") Charterholder and received an HBA from the University of Western Ontario.

Global Equity Investments. Gabrielle Boyle, Andrew Lacey and Michael Powers are the portfolio managers responsible for investing the Registrant's assets allocated to Global Equity Investments.

Ms. Boyle, a Senior Managing Director of Lazard, is a Portfolio Manager/Analyst on the Global and EAFE Select Equity Teams. She joined Lazard in 1993 and has been working in the investment field since 1990. Previously, Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a MA in Economics in 1990, both from University College, Dublin. She is a member of the UK Society of Investment Professionals.

Mr. Lacey, a Deputy Chairman of Lazard, is a Portfolio Manager/Analyst on various U.S. equity and global equity portfolio management teams. He has been working in the investment field since 1995 when he joined Lazard as a member of Lazard’s Global Research Platform. He has an MBA from Columbia University and a BA from Wesleyan University. Mr. Lacey is currently on the Board of Trustees of the Link Community School.

Mr. Powers, a Managing Director of Lazard, is a Portfolio Manager/Analyst on the Global Equity and International Equity Portfolio teams. He began working in the investment field in 1990 when he joined Lazard. He received an MBA from Long Island University and a BA from Brown University.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant's assets allocated to Currency Investments.

Ms. Belitz is a Director of Lazard and a Portfolio Manager/Analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994 and has been a member of the Emerging Income team since 1998. Before joining Lazard in 1996, she was a senior portfolio administrator with Bankers Trust Company. Ms. Belitz graduated Phi Beta Kappa from Brandeis University with a BA in Economics.

Mr. Ramachandran is a Director of Lazard and a Portfolio Manager/Analyst specializing in emerging market currency and debt. He has an MBA from the University of Rochester, Simon School of Business and a BS in Chemical Engineering from the Indian Institute of Technology at Madras. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to one of the Registrant's component strategies (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. In addition,

Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Registrant’s portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. However, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies. When Lazard engages in short sales of securities of the type in which the Registrant invests, Lazard could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of other portfolios and assets managed by management teams of which each of the Registrant's portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Other Pooled
	Registered Investment	Investment Vehicles
Portfolio Manager	Companies ($*)#	($*)#	Other Accounts ($*)#, +
Ardra Belitz	2 (206.8 million)	5 (1.4 billion)	0
Gabrielle M. Boyle	2 (141.9 million)	18 (350.6 million)	362 (6.9 billion)
James M. Donald	9 (5.1 billion)	52 (3.1 billion)	152 (3.6 billion)
Andrew D. Lacey	12 (9.0 billion)	34 (723.6 million)	280 (3.0 billion)
Ganesh Ramachandran	2 (206.8 million)	5 (1.4 billion)	0
Michael Powers	7 (961.4 million)	20 (383.0 million)	385 (9.3 billion)

* Total assets in accounts as of December 31, 2008.
# The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:
(1) Mr. Donald manages two other pooled investment vehicles and one other account with assets under management of approximately $341.5 million and $454.9 million, respectively.
(2) Mr. Lacey manages one registered investment company with assets under management of approximately $4.9 billion.
(3) Ms. Belitz and Mr. Ramachandran manage three other pooled investment vehicles with assets under management of approximately $1.3 billion.
+ Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant's component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash and stock. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant's portfolio management team in respect of its management of the Registrant is determined by reference to the Morgan Stanley Capital International (MSCI®) World Index. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2008, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares

Ardra Belitz	None
Gabrielle M. Boyle	None
James M. Donald	$100,001-$500,000
Andrew D. Lacey	$50,001-$100,000
Ganesh Ramachandran	$10,001-$50,000
Michael Powers	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Independent Directors. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares (calculated at market value) for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and Procedures, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. A nomination submission must be received not less than 120 calendar days before the date of the Registrant’s proxy statement released to stockholders in connection with the previous year’s annual meeting. There were no material changes to these procedures during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 11, 2009

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 11, 2009